Schedule A

List of Entities Covered by the Global Custody and Fund Accounting Agreement
Amended as of February 19, 2009

JPMorgan Institutional Trust
JPMorgan Ultra Short Duration Bond Trust
JPMorgan Short-Term Bond Trust
JPMorgan Intermediate Bond Trust
JPMorgan Core Bond Trust
JPMorgan Equity Index Trust

J.P. Morgan Fleming Mutual Fund Group, Inc
JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Group
JPMorgan Short Term Bond Fund II

J.P. Morgan Mutual Fund Investment Trust
JPMorgan Growth Advantage Fund

J.P. Morgan Series Trust II
JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

JPMorgan Insurance Trust
JPMorgan Insurance Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
JPMorgan Insurance Trust Equity Index Portfolio
JPMorgan Insurance Trust Government Bond Portfolio
JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Intrepid Growth Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio

JPMorgan Trust I
Highbridge Statistical Market Neutral Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Asia Equity Fund
JPMorgan Bond Fund
JPMorgan California Municipal Money Market Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Capital Growth Fund
JPMorgan China Region Fund
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan Dynamic Growth Fund
JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Emerging Economies Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan Enhanced Income Fund
JPMorgan Federal Money Market Fund
JPMorgan Global Focus Fund
JPMorgan Growth and Income Fund
JPMorgan Income Builder Fund
JPMorgan India Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan International Currency Income Fund
JPMorgan International Equity Fund
JPMorgan International Markets Fund
JPMorgan International Opportunities Fund
JPMorgan International Opportunities Plus Fund
JPMorgan International Realty Fund
JPMorgan International Small Cap Equity Fund
JPMorgan International Value Fund
JPMorgan International Value SMA Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid International Fund
JPMorgan Intrepid Japan Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund

JPMorgan Trust I (continued)

JPMorgan Latin America Fund
JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund

JPMorgan New York Municipal Money Market Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Prime Money Market Fund
JPMorgan Real Return Fund
JPMorgan Russia Fund
JPMorgan Short Term Bond Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Strategic Income Fund (to be removed upon liquidation on or about 2/24/09)
JPMorgan Strategic Income Opportunities Fund
JPMorgan Strategic Preservation Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Diversified Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware High Income Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Real Return SMA Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Total Return Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund
JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund
JPMorgan Value Discovery Fund

JPMorgan Trust II
JPMorgan Arizona Municipal Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund

JPMorgan Trust II (continued)

JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund as of 6/24/09 or such later date that the merger with JPMorgan Capital Growth Fund is implemented)
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund (to be renamed JPMorgan High Yield Fund as of the later of 9/1/09 or 60 days after shareholders are notified of the name change)
JPMorgan Intermediate Bond Fund
JPMorgan International Equity Index Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Growth Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Market Expansion Index Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Municipal Income Fund
JPMorgan Municipal Money Market Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Term Municipal Bond Fund (to be renamed JPMorgan Short-Intermediate Municipal Bond Fund as of the later of 4/20/09 or 60 days after shareholders are notified of the name change)
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Tax Free Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Real Estate Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Ultra Short Duration Bond Fund
JPMorgan West Virginia Municipal Bond Fund

UM Investment Trust
Undiscovered Managers Multi-Strategy Fund

Undiscovered Managers Funds
JPMorgan Realty Income Fund
Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
Undiscovered Managers Small Cap Growth Fund

This Schedule A supersedes and replaces any previously executed Schedule A between the parties.

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JPMorgan Trust I
JPMorgan Trust II
Undiscovered Managers Funds
J.P. Morgan Mutual Fund Group
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Investment Trust
UM Investment Trust
J.P. Morgan Series Trust II
JPMorgan Institutional Trust
JPMorgan Insurance Trust

By:

Name:

Title:

Date:

JPMorgan Chase Bank, N.A.

By:

Name:

Title:

Date: